UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 21, 2005

TEKELEC

(Exact name of registrant as specified in its charter)

California	0-15135	95-2746131

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5200 Paramount Parkway, Morrisville, North Carolina	27560

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(919) 460-5500

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers	1

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     Appointment of Acting Chief Executive Officer
     On December 21, 2005, the Board of Directors of Tekelec (the “Company”) appointed William H. Everett, the Company’s Senior Vice President and Chief Financial Officer, as the Company’s Acting Chief Executive Officer effective January 1, 2006. Mr. Everett will also continue to serve as the Company’s Senior Vice President and Chief Financial Officer, a position he has held since April 2005.
     Mr. Everett will serve as the Company’s Acting Chief Executive Officer until a permanent successor to Frederick M. Lax, the Company’s current Chief Executive Officer and President, is appointed. As reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on October 27, 2005, Mr. Lax has resigned as an executive officer and employee of the Company effective January 1, 2006.
     Mr. Everett originally joined the Company as Vice President, Product Marketing of the Communications Software Solutions Group when the Company acquired Steleus Group Inc. (“Steleus Group”) in October 2004. From October 2001 until October 2004, Mr. Everett served as Executive Vice President and Chief Financial Officer of Steleus Group and from time to time held senior management positions with certain of its operating subsidiaries. From 1999 until October 2001, Mr. Everett served as Chief Executive Officer of Maps a la Carte, Inc., a digital mapping photograph company he co-founded. Mr. Everett is 55 years old.
     The employment offer letter agreement dated as of April 7, 2005 between the Company and Mr. Everett is described in Item 1.01 of, and filed as Exhibit 10.1 to, the Company’s Current Report on Form 8-K filed with the Commission on April 13, 2005. Mr. Everett and the Company also entered into an Indemnification Agreement in April 2005, and the form of the Indemnification Agreement is described in Item 1.01 of, and filed as Exhibit 10.2 to, the Company’s Current Report on Form 8-K filed with the Commission on April 13, 2005.
     Resignation of Director
     On December 27, 2005, Frederick M. Lax submitted his resignation as a director of the Company, effective January 1, 2006, in connection with his resignation as an executive officer and employee of the Company effective as of the same date.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tekelec
Dated: December 28, 2005	By:	/s/ Ronald W. Buckly
Ronald W. Buckly
Senior Vice President, Corporate Affairs and General Counsel

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